Exhibit 21

AMERCO (Nevada)
Consolidated Subsidiaries

Patriot Truck Leasing, LLC                                                                                                                                                                     NV

Picacho Peak Investments Co.                                                                                                                                                                           NV

ARCOA Insurance Company                                                                                                                                                                                                    NV

ARCOA Risk Retention Group, Inc.                                                                                                                                                                                         NV

Republic Western Insurance Company                                                                                                                                                                                   AZ
Republic Claims Service Company                                                                                                                                                                           AZ
Republic Western Syndicate, Inc.                                                                                                                                                                            NY
North American Fire and Casualty Insurance CompanyLA
RWIC Investments, Inc.                                                                                                                                                                                            AZ
Ponderosa Insurance Agency, Inc.                                                                                                                                                         AZ

Oxford Life Insurance Company                                                                                                                                                                                              AZ
Oxford Life Insurance Agency, Inc.                                                                                                                                                                        AZ
North American Insurance Company                                                                                                                                                                     WI
Christian Fidelity Life Insurance Company                                                                                                                                                           TX
Dallas General Life Insurance Company                                                                                                                                                TX

Amerco Real Estate Company                                                                                                                                                                                                 NV
Amerco Real Estate Company of Alabama, Inc.AL
Amerco Real Estate Company of Texas, Inc.                                                                                                                                                        TX
Amerco Real Estate Company of Texas (Greenspoint), LLCTX
Amerco Real Estate Services, Inc.                                                                                                                                                                           NV
One PAC Company                                                                                                                                                                                                   NV
Two PAC Company                                                                                                                                                                                                  NV
Three PAC Company                                                                                                                                                                                                NV
Four PAC Company                                                                                                                                                                                                  NV
Five PAC Company                                                                                                                                                                                                  NV
Six PAC Company                                                                                                                                                                                                     NV
Seven PAC Company                                                                                                                                                                                               NV
Eight PAC Company                                                                                                                                                                                                 NV
Nine PAC Company                                                                                                                                                                                                  NV
Ten PAC Company                                                                                                                                                                                                   NV
Eleven PAC Company                                                                                                                                                                                              NV
Twelve PAC Company                                                                                                                                                                                             NV
Sixteen PAC Company                                                                                                                                                                                             NV
Seventeen PAC Company                                                                                                                                                                                       NV
Nationwide Commercial Company                                                                                                                                                                         AZ
Yonkers Property Corporation                                                                                                                                                                NY
PF&F Holdings Corporation                                                                                                                                                                                   DE
Fourteen PAC Company                                                                                                                                                                          NV
Fifteen PAC Company                                                                                                                                                                              NV
AREC Holdings, LLC                                                                                                                                                                                                DE
AREC 1, LLC                                                                                                                                                                                              DE

AREC 2, LLC                                                                                                                                                                                              DE
AREC 3, LLC                                                                                                                                                                                              DE
AREC 4, LLC                                                                                                                                                                                              DE
AREC 5, LLC                                                                                                                                                                                              DE
AREC 6, LLC                                                                                                                                                                                              DE
AREC 7, LLC                                                                                                                                                                                              DE
AREC 8, LLC                                                                                                                                                                                              DE
AREC 9, LLC                                                                                                                                                                                              DE
AREC 10, LLC                                                                                                                                                                                            DE
AREC 11, LLC                                                                                                                                                                                            DE
AREC 12, LLC                                                                                                                                                                                            DE
AREC 13, LLC                                                                                                                                                                                            DE
AREC RW MS, LLC                                                                                                                                                                                                  DE
AREC 905, LLC                                                                                                                                                                                                          DE

U-Haul International, Inc.                                                                                                                                                                                                        NV
United States:
INW Company                                                                                                                                                                                                         WA
A & M Associates, Inc                                                                                                                                                                                           AZ
Web Team Associates, Inc.                                                                                                                                                                   NV
EMove, Inc.                                                                                                                                                                                                              NV
U-Haul Business Consultants, Inc                                                                                                                                                                       AZ
U-Haul Leasing & Sales Co.                                                                                                                                                                                  NV
Blue Open Water, LLC                                                                                                                                                                           NV
RTAC, LLC                                                                                                                                                                                              NV
U-Haul S Fleet, LLC                                                                                                                                                                NV
2007 BE-1, LLC                                                                                                                                                        NV
2007 BP-1, LLC                                                                                                                                                        NV
2007 DC-1, LLC                                                                                                                                                       NV
2007 EL-1, LLC                                                                                                                                                        NV
2007 TM-1, LLC                                                                                                                                                      NV
U-Haul Moving Partners, Inc.                                                                                                                                                                              NV
U-Haul Self-Storage Corporation                                                                                                                                                                         NV
U-Haul Self-Storage Management (WPC), Inc.NV
U-Haul Co. of Alaska                                                                                                                                                                                            AK
U-Haul Co. of Alabama, Inc.                                                                                                                                                                                AL
U-Haul Co. of Arkansas                                                                                                                                                                                       AR
U-Haul Co. of Arizona                                                                                                                                                                                          AZ
U-Haul Titling, LLC                                                                                                                                                                               NV
U-Haul Co. of California                                                                                                                                                                                       CA
U-Haul Co. of Colorado                                                                                                                                                                                        CO
U-Haul Co. of Connecticut                                                                                                                                                                                   CT
U-Haul Co. of District of Columbia, Inc.                                                                                                                                                            DC
U-Haul Co. of Florida                                                                                                                                                                                            FL
U-Haul Co. of Florida 905, LLC                                                                                                                                                            DE
U-Haul Co. of Georgia                                                                                                                                                                                           GA
U-Haul of Hawaii, Inc.                                                                                                                                                                                           HI
U-Haul Co. of Iowa, Inc.                                                                                                                                                                                        IA
U-Haul Co. of Idaho, Inc.                                                                                                                                                                                      ID

U-Haul Co. of Illinois, Inc.                                                                                                                                                                                    IL
U-Haul Co. of Indiana, Inc.                                                                                                                                                                                   IN
U-Haul Co. of Kansas, Inc.                                                                                                                                                                                   KS
U-Haul Co. of Kentucky                                                                                                                                                                                        KY
U-Haul Co. of Louisiana                                                                                                                                                                                        LA
U-Haul Co. of Massachusetts and Ohio, Inc.                                                                                                                                                    MA
U-Haul Co. of Maryland, Inc.                                                                                                                                                                                MD
U-Haul Co. of Maine, Inc.                                                                                                                                                                                      ME
U-Haul Co. of Michigan                                                                                                                                                                                         MI
U-Haul Co. of Minnesota                                                                                                                                                                                       MN
U-Haul Company of Missouri                                                                                                                                                                               MO
U-Haul Co. of Mississippi                                                                                                                                                                                     MS
U-Haul Co. of Montana, Inc.                                                                                                                                                                                 MT
U-Haul Co. of North Carolina                                                                                                                                                                                NC
U-Haul Co. of North Dakota                                                                                                                                                                                  ND
U-Haul Co. of Nebraska                                                                                                                                                                                         NE
U-Haul Co. of New Hampshire, Inc.                                                                                                                                                                     NH
U-Haul Co. of New Jersey, Inc.                                                                                                                                                                             NJ
U-Haul Co. of New Mexico, Inc.                                                                                                                                                                           NM
U-Haul Co. of Nevada, Inc.                                                                                                                                                                                   NV
U-Haul Co. of New York and Vermont, Inc.                                                                                                                                                        NY
U-Haul Co. of Oklahoma, Inc.                                                                                                                                                                               OK
U-Haul Co. of Oregon                                                                                                                                                                                            OR
U-Haul Co. of Pennsylvania                                                                                                                                                                                  PA
U-Haul Co. of Rhode Island                                                                                                                                                                                  RI
U-Haul Co. of South Carolina, Inc.                                                                                                                                                                       SC
U-Haul Co. of South Dakota, Inc.                                                                                                                                                                         SD
U-Haul Co. of Tennessee                                                                                                                                                                                      TN
U-Haul Co. of Texas                                                                                                                                                                                               TX
U-Haul Co. of Utah, Inc.                                                                                                                                                                                        UT
U-Haul Co. of Virginia                                                                                                                                                                                            VA
U-Haul Co. of Washington                                                                                                                                                                                   WA
U-Haul Co. of Wisconsin, Inc.                                                                                                                                                                             WI
U-Haul Co. of West Virginia                                                                                                                                                                                 WV
U-Haul Co. of Wyoming, Inc.                                                                                                                                                                               WY
UHIL Holdings, LLC                                                                                                                                                                                               DE
UHIL 1, LLC                                                                                                                                                                                             DE
UHIL 2, LLC                                                                                                                                                                                             DE
UHIL 3, LLC                                                                                                                                                                                             DE
UHIL 4, LLC                                                                                                                                                                                             DE
UHIL 5, LLC                                                                                                                                                                                             DE
UHIL 6, LLC                                                                                                                                                                                             DE
UHIL 7, LLC                                                                                                                                                                                             DE
UHIL 8, LLC                                                                                                                                                                                             DE
UHIL 9, LLC                                                                                                                                                                                             DE
UHIL 10, LLC                                                                                                                                                                                           DE
UHIL 11, LLC                                                                                                                                                                                           DE
UHIL 12, LLC                                                                                                                                                                                           DE
UHIL 13, LLC                                                                                                                                                                                           DE

Canada:
U-Haul Co. (Canada) Ltd. U-Haul Co. (Canada) LteeOntario
U-Haul Inspections, Ltd.                                                                                                                                                                       B.C.